March 30, 2021 (As Amended and Restated May 1, 2021)

PROSPECTUS

MFS® Global Opportunistic Bond Fund

(formerly MFS® Global Bond Fund)

The investment objective of the fund is to seek total return with an emphasis on current income, but also considering capital appreciation.

class	ticker symbol
Class A	MGBAX
Class B	MGBBX
Class C	MGBDX
Class I	MGBJX
Class R1	MGBKX
Class R2	MGBLX
Class R3	MGBMX
Class R4	MGBNX
Class R6	MGBOX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved the fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

GLB-PRO-050121

MFS Global Opportunistic Bond Fund

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy and hold shares of the fund, which are not reflected below. Expenses have been adjusted to reflect current fee arrangements.

You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $100,000 in MFS funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 12 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%		None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%	None	None	None	None	None	None

MFS Global Opportunistic Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.17%
Total Annual Fund Operating Expenses	1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.72%
Fee Reductions and/or Expense Reimbursements[1]	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.97%	1.72%	1.72%	0.72%	1.72%	1.22%	0.97%	0.72%	0.64%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
1	Massachusetts Financial Services Company ("MFS") has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.97% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.72% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.72% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.22% of the class' average daily net assets annually for Class R2 shares, and 0.64% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least March 31, 2023.

MFS Global Opportunistic Bond Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$520	$730	$965	$1,640
Class B Shares assuming
redemption at end of period	$575	$851	$1,161	$1,906
no redemption at end of period	$175	$551	$961	$1,906
Class C Shares assuming
redemption at end of period	$275	$551	$961	$1,906
no redemption at end of period	$175	$551	$961	$1,906
Class I Shares	$74	$240	$429	$975
Class R1 Shares	$175	$551	$961	$2,103
Class R2 Shares	$124	$397	$698	$1,554
Class R3 Shares	$99	$319	$564	$1,269
Class R4 Shares	$74	$240	$429	$975
Class R6 Shares	$65	$215	$385	$880

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 210% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in debt instruments of U.S. and foreign issuers, including emerging markets issuers. Debt instruments include U.S. Government securities, corporate bonds, foreign government securities, securitized instruments (including mortgage-backed securities and other asset-backed securities), and other obligations to repay money borrowed.

While MFS may invest the fund’s assets in debt instruments of any type, MFS generally focuses on debt instruments of issuers located in developed markets.

MFS generally focuses on investment grade quality debt instruments, but may also invest in below investment grade quality debt instruments.

MFS normally enters into currency hedging transactions using derivatives to reduce the fund’s foreign currency exposure such that the fund is primarily exposed to the U.S. dollar.

MFS normally invests the fund's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region. MFS generally invests the fund's assets in at least three different countries and invests a percentage of the fund's net assets in securities of foreign issuers equal to at least the lesser of 40% or the percentage of foreign issuers in the Bloomberg Barclays Global Aggregate Index (USD Hedged) less 15%.

MFS may invest up to 35% of the fund’s assets in any industry that accounts for more than 20% of the global bond market as measured by an index determined by MFS to be an appropriate measure of the global bond market, currently the Bloomberg Barclays Global Aggregate Index (USD Hedged).

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, and swaps.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative screening tools that systematically evaluate instruments may also be considered. In structuring the fund, MFS also considers top-down factors.

For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Debt Market Risk: Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.

Interest Rate Risk: In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.

MFS Global Opportunistic Bond Fund

Below investment grade quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Emerging Markets Risk: Investments tied economically to emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, geopolitical, and economic instability than developed markets.

Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.

The use of foreign exchange contracts to reduce foreign currency exposure will not completely eliminate the exposure to foreign currency movements. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund's performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.

Industry Concentration Risk: The fund’s performance may be closely tied to the performance of issuers in any industry that accounts for a significant portion of the global bond market.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Derivatives can involve leverage.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Liquidity Risk: It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities. Purchases of a large number of shares may adversely affect the fund's performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

Performance information prior to April 30, 2021, reflects time periods when the fund (i) had a policy of primarily investing in investment grade quality debt instruments and (ii) did not have a policy to engage in a currency hedging strategy to primarily expose the fund to the U.S. dollar. The fund's investment policies and strategies changed effective April 30, 2021. Performance information prior to December 1, 2014, reflects time periods when the fund had (i) a policy of focusing its investments on debt instruments of U.S. and foreign governments and (ii) a policy permitting the fund to invest up to 100% of its assets in less than investment grade quality debt instruments (lower quality debt instruments). The fund's investment policies and strategies changed effective December 1, 2014. The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

MFS Global Opportunistic Bond Fund

The total return for the three-month period ended March 31, 2021, was (4.30)%. During the period(s) shown in the bar chart, the highest quarterly return was 5.84% (for the calendar quarter ended June 30, 2020) and the lowest quarterly return was (7.30)% (for the calendar quarter ended December 31, 2016).

Performance Table.

Average Annual Total Returns
(For the Periods Ended December 31, 2020)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	5.82%	4.07%	1.54%
C Shares	8.82%	4.40%	1.55%
I Shares	10.90%	5.44%	2.40%
R1 Shares	9.82%	4.38%	1.40%
R2 Shares	10.48%	4.92%	1.89%
R3 Shares	10.64%	5.16%	2.15%
R4 Shares	10.91%	5.42%	2.40%
R6 Shares	11.12%	5.56%	2.49%
A Shares	6.00%	4.26%	1.74%
Returns After Taxes on Distributions
A Shares	4.65%	3.51%	0.91%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	3.63%	2.97%	1.01%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
Bloomberg Barclays Global Aggregate Index (USD Hedged)	5.58%	4.49%	4.18%
Bloomberg Barclays Global Aggregate Index	9.20%	4.79%	2.83%

Effective April 30, 2021, the Bloomberg Barclays Global Aggregate Index (USD Hedged) replaced the Bloomberg Barclays Global Aggregate Index as the primary performance comparison for the fund because the investment adviser believes the Bloomberg Barclays Global Aggregate Index (USD Hedged) better reflects the fund's investment strategies as of April 30, 2021.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Pilar Gomez-Bravo	2014	Investment Officer of MFS
Robert Spector	2015	Investment Officer of MFS
Ward Brown	April 2021	Investment Officer of MFS
Philipp Burgener	April 2021	Investment Officer of MFS
David Cole	April 2021	Investment Officer of MFS
Andy Li	2019	Investment Officer of MFS
Henry Peabody	2019	Investment Officer of MFS
Robert Persons	2014	Investment Officer of MFS
Matt Ryan	April 2021	Investment Officer of MFS
Michael Skatrud	April 2021	Investment Officer of MFS
Erik Weisman	2010	Investment Officer of MFS

Effective June 30, 2021, Robert Persons will no longer be a portfolio manager of the fund.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange (the NYSE) is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, Suite 219341, 430 W 7th Street, Kansas City, MO 64105-1407), by mail ([Fund Name], P.O. Box 219341, Kansas City, MO 64121-9341), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

Purchases of Class B shares are closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing investors may continue to exchange their Class B shares for the same share class of another MFS fund.

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or

MFS Global Opportunistic Bond Fund

MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Investment Objective, Strategies, and Risks

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the fund’s net assets in debt instruments of U.S. and foreign issuers, including emerging markets issuers.

While MFS may invest the fund’s assets in debt instruments of any type, MFS generally focuses on debt instruments of issuers located in developed markets.

MFS generally focuses on investment grade quality debt instruments, but may also invest in below investment grade quality debt instruments.

MFS normally enters into currency hedging transactions using derivatives to reduce the fund’s foreign currency exposure such that the fund is primarily exposed to the U.S. dollar.

MFS normally invests the fund's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region. MFS generally invests the fund's assets in at least three different countries and invests a percentage of the fund's net assets in securities of foreign issuers equal to at least the lesser of 40% or the percentage of foreign issuers in the Bloomberg Barclays Global Aggregate Index (USD Hedged) less 15%.

MFS may invest up to 35% of the fund’s assets in any industry that accounts for more than 20% of the global bond market as measured by an index determined by MFS to be an appropriate measure of the global bond market, currently the Bloomberg Barclays Global Aggregate Index (USD Hedged).

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the fund, MFS also considers top-down factors, including sector and regional allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Investment Types

The principal investment types in which the fund may invest are:

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of securitized instruments guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Securitized Instruments: Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, loans, leases, and receivables. Securitized instruments are issued by trusts or other special purpose entities that hold the underlying assets. Certain securitized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Securitized instruments include

MFS Global Opportunistic Bond Fund

mortgage-backed securities, collateralized debt obligations, and other asset-backed securities. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.

Principal Risks

The yield and share price of the fund will change daily based on changes in interest rates and market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The significance of any specific risk to an investment in the fund will vary over time depending on the composition of the fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the fund.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, MFS or the fund's other service providers may experience disruptions or operating errors that could negatively impact the fund.

Debt Market Risk: Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally. Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.

Interest Rate Risk: The price of a debt instrument typically changes in response to interest rate changes. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity. Changes in government and/or central bank monetary policy may affect the level of interest rates.

Credit Risk: The price of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument's credit rating is downgraded by a credit rating agency, or based on other changes in, or perceptions of, the financial condition of the issuer or borrower. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including securitized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the fund could lose its entire foreign investment in a particular country. Economies and financial markets are interconnected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors

MFS Global Opportunistic Bond Fund

can make foreign investments, especially those tied economically to emerging and frontier markets (emerging markets that are early in their development), more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions than the U.S. market.

Emerging Markets Risk: Investments tied economically to emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed markets. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, less trading volume, less stringent investor protection and disclosure standards, and more government involvement in the economy than developed countries. Financial and other disclosures by emerging market issuers may be considerably less reliable than disclosures made by issuers in developed markets. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Emerging markets can also be subject to greater political, social, geopolitical, and economic instability and more susceptible to environmental problems. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Currency Risk: Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, a decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. The use of foreign exchange contracts to reduce foreign currency exposure will not completely eliminate the exposure to foreign currency movements. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that the fund will engage in such transactions at any given time or from time to time. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, securitized instruments, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The fund's performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.

Industry Concentration Risk: The fund’s performance may be closely tied to the performance of issuers in any industry that accounts for a significant portion of the global bond market. Issuers in a single industry can react similarly to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. If a counterparty or third party fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities, lose value on its investments, or otherwise hold investments it would prefer to sell, resulting in losses for the fund.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund. In addition, the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of

MFS Global Opportunistic Bond Fund

remaining investors' interests in the fund. The prices of illiquid securities may be more volatile than more liquid investments.

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the fund may be required to sell securities or invest cash at times it would not otherwise do so. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities. In addition, a large redemption could result in the fund's current expenses being allocated over a smaller asset base, leading to an increase in the fund's expense ratio. Purchases of a large number of shares may adversely affect the fund's performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

Other Investment Strategies and Risks

Active and Frequent Trading: MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading increases transaction costs, which can reduce the fund's return. Frequent trading can also increase the possibility of capital gain distributions. Capital gain distributions generally increase your tax liability unless you hold your shares through a tax-advantaged or exempt vehicle.

Temporary Defensive Strategy: In response to adverse market, economic, industry, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies, Types, and Risks: Information about investment strategies and investment types not described in the prospectus and the risks associated with those investment strategies and investment types are described in the fund’s Statement of Additional Information (SAI).

Management of the Fund

Investment Adviser

MFS, located at 111 Huntington Avenue, Boston, Massachusetts 02199, serves as the investment adviser for the fund. Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended November 30, 2020, the fund paid MFS an effective management fee equal to 0.59% of the fund's average daily net assets.

Effective May 1, 2021, the management fee set forth in the Investment Advisory Agreement is 0.55% of the fund's average daily net assets annually up to $1 billion; 0.45% of the fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion; and 0.425% of the fund's average daily net assets annually in excess of $2.5 billion.

For the period from December 1, 2019, to April 30, 2021, the management fee set forth in the Investment Advisory Agreement was 0.60% of the fund's average daily net assets annually up to $1 billion and 0.55% of the fund's average daily net assets annually in excess of $1 billion.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the fiscal year ended November 30, 2020, this management fee reduction amounted to 0.01% of the fund's average daily net assets.

MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.97% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.72% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.72% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.22% of the class' average daily net assets annually for Class R2 shares, and 0.64% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least March 31, 2023.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s annual report for the one-year period ended November 30, 2020.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $609 billion as of February 28, 2021.

Disclosure of Portfolio Holdings. The fund has established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

The following information is available to you at mfs.com/openendfunds by selecting the fund's name:

Information	Approximate Date of Posting
Fund’s top 10 holdings as of each month’s end	11 days after month end
Fund’s full holdings as of each month’s end	19 days after month end

Holdings also include short positions, if any. Top 10 holdings exclude cash, cash equivalents, short-term investments, currency derivatives, and the cash portion of other derivatives. For purposes of full holdings, cash, cash equivalents, and short-term investments are aggregated and currency derivatives and the cash portion of other derivatives are aggregated.

Note that the fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on mfs.com until at least the date on which the fund files a Form N-CSR or Form N-PORT for the period that includes the date as of which the mfs.com information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

MFS Global Opportunistic Bond Fund

Portfolio Manager	Primary Role	Five Year History
Pilar Gomez-Bravo	Co-Lead Portfolio Manager	Employed in the investment area of MFS since 2013
Robert Spector	Co-Lead Portfolio Manager	Employed in the investment area of MFS since 2011
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2005
Philipp Burgener	Structured Securities Portfolio Manager	Employed in the investment area of MFS since 2003
David Cole	Below Investment Grade Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2004
Andy Li	Investment Grade Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2018; Portfolio Manager at Man GLG from 2014 to 2018
Henry Peabody	Investment Grade Debt Instruments Portfolio Manager	Employed in the investment area of MFS since July 2019; Vice President/Portfolio Manager at Eaton Vance Management prior to July 2019
Robert Persons	Investment Grade Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2000
Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 1997
Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2013
Erik Weisman	Sovereign Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2002

Effective June 30, 2021, Robert Persons will no longer be a portfolio manager of the fund.

Administrator

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for payments made to service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and its out-of-pocket expenses. No shareholder servicing payments are made for Class R6 shares.

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, certain funds which invest primarily in other funds advised by MFS ("MFS Fund-of-Funds"), and the fund, the fund pays to MFSC a portion of the transfer agent-related expenses of each MFS Fund-of-Funds that invests in the fund, including sub-accounting fees payable to financial intermediaries, to the extent such payments are less than the amount of benefits realized or expected to be realized by the fund from the investment by the MFS Fund-of-Funds.

Description of Share Classes

The fund offers Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R6 shares through this prospectus. All classes of the fund have the same investment objective and investments, but each class has its own sales charge and expense structure. Your financial intermediary may also charge you additional fees, commissions, or other charges. You should consult with your financial intermediary to help you determine which class is most appropriate for you.

Purchases of Class B shares are closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing investors may continue to exchange their Class B shares for the same share class of another MFS fund.

Share Class Eligibility

Your financial intermediary is responsible for determining if you meet any share class eligibility requirements. MFS does not generally monitor any share class eligibility requirements.

Class A, Class B, and Class C shares do not have any share class eligibility requirements.

Class I shares generally are available only to the following eligible investors:

●	certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

●	defined benefit retirement plans, endowments or foundations;

●	bank trust departments or law firms acting as trustee or manager for trust accounts;

●	investors who purchase shares through asset-based fee programs available through financial intermediaries;

●	employees and former employees of MFS and its subsidiaries who were employed by MFS or its subsidiaries on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons' spouses or legal equivalents under applicable state law; and

●	trustees and former trustees of any investment company for which MFD serves as a distributor and who served as trustee on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons' spouses or legal equivalents under applicable state law.

Class I shares are also available to other institutional investors who have entered into an agreement with MFD to purchase Class I shares and investors who purchase shares through brokerage programs of certain financial intermediaries that have entered into an agreement with MFD to offer Class I shares through such programs. In addition, Class I shares are available to investors

MFS Global Opportunistic Bond Fund

whose Class A, Class B, or Class C shares have been converted to Class I shares as a result of no financial intermediary being specified on the investor's account. (Please see "Conversion Among Share Classes" below.)

Class R1, Class R2, Class R3, and Class R4 shares generally are available only to eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)), and health savings accounts under Section 223 of the Internal Revenue Code if such accounts are maintained by the fund at an omnibus level.

Class R1, Class R2, Class R3, and Class R4 shares generally are not available to traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, salary reduction only 403(b) plans, and Section 529 tuition plans.

Class R6 shares generally are available only to the following eligible investors:

●	Employer Retirement Plans;

●	health savings accounts under Section 223 of the Internal Revenue Code if such accounts are maintained by the fund at an omnibus level;

●	investment companies distributed by MFD;

●	endowments and foundations, local, city and state agencies (or entities acting on their behalf);

●	funded welfare benefit plans (e.g., Voluntary Employees' Beneficiary Association (VEBA) and Other Post-Employment (OPEB) plans);

●	unaffiliated registered investment companies;

●	collective investment trusts; and

●	investors who purchase shares through asset-based fee programs of certain financial intermediaries that have entered into an agreement with MFD to offer Class R6 shares through such programs.

Class R6 shares are also available to other institutional investors who have entered into an agreement with MFD to purchase Class R6 shares and investors who purchase shares through brokerage programs of certain financial intermediaries that have entered into an agreement with MFD to offer Class R6 shares through such programs.

Conversion Among Share Classes

If you hold Class B shares for approximately eight years, they will convert to Class A shares of the fund. For purposes of calculating the conversion date, purchases made on any day during a calendar month will age one month at the close of business on the last day of that month, and at the close of business on the last day of each subsequent month.

All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

For shareholders invested in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period. The automatic conversion of Class B shares to Class A shares will not apply to shares held through financial intermediaries that do not track the length of time that a shareholder has held such shares. Please consult your financial intermediary for more information.

If you hold Class C shares for approximately eight years, they will convert to Class A shares of the fund. For purposes of calculating the conversion date, purchases made on any day during a calendar month will age one month at the close of business on the last day of that month, and at the close of business on the last day of each subsequent month.

All Class C shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class C shares in your account convert to Class A shares, a proportionate number of the Class C shares in the sub-account will also convert to Class A shares.

For shareholders invested in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period. The automatic conversion of Class C shares to Class A shares will not apply to shares held through financial intermediaries that do not track the length of time that a shareholder has held such shares. In addition, for shareholders invested in Class C shares through a financial intermediary, Class C shares may be automatically exchanged for Class A shares of the fund under the policies of the financial intermediary, as described in Appendix A of this prospectus.  It is solely the responsibility of the respective financial intermediary to administer and support such transactions. Please consult your financial intermediary for more information.

Class C shareholders of the fund may be able to convert their shares to Class A shares of the fund if their financial intermediary provides written notification to MFD prior to such conversion that the intermediary has determined that Class A was the appropriate share class at the time of purchase for such shareholder and receives approval of such conversion by MFD. Class C shareholders also may be able to convert their Class C shares not subject to a CDSC to Class I shares of the fund if they satisfy eligibility requirements of Class I shares.

Shareholders may be able to convert between Class A shares and Class I shares of the fund if they satisfy eligibility requirements for the other class, if any. Class I shareholders may be able to convert their Class I shares to Class R6 shares of the fund if they satisfy eligibility requirements of Class R6 shares.

Class A, Class B, or Class C shares in an account held directly with MFSC for which no financial intermediary is specified will be periodically converted to Class I shares as authorized by MFD. If your Class A, Class B, or Class C shares are converted to Class I shares pursuant to this conversion feature, all future purchases in your account will be invested in Class I shares. Shareholders will generally be provided with written notice at least 30 days prior to a conversion of their Class A, Class B, or Class C shares to Class I shares.

If a shareholder converts from one share class to another share class of the fund, as described above, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares received. A conversion between share classes in the same fund, as described above, is a nontaxable event for federal income tax purposes.

Sales Charges and Waivers and Reductions

You may be subject to an initial sales charge when you purchase Class A shares, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

MFS Global Opportunistic Bond Fund

You may qualify for a sales charge waiver or reduction when you purchase or redeem shares. The waivers or reductions that are applicable to your transaction depend on your financial intermediary and the type of account and transaction. Further details regarding these waivers and reductions are provided in Appendix A of this prospectus. It is your responsibility to inform your financial intermediary or MFSC upon purchasing fund shares of your eligibility for a sales charge waiver or reduction. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Class A Shares. You may purchase Class A shares at the offering price (which includes the applicable initial sales charge).

The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

	Initial Sales Charge As Percentage Of:
Amount of Purchase	Gross Purchase Amount (Offering Price*)	Net Amount Invested
Less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	2.25%	2.30%
$500,000 or more	None	None

*	Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

You may purchase Class A shares without an initial sales charge when you invest $500,000 or more in Class A shares. However, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase.

Class B Shares. You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

Year of redemption after purchase	1st	2nd	3rd	4th	5th	6th	7th
Contingent deferred sales charge	4%	4%	3%	3%	2%	1%	0%

Class C Shares. You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

Class I Shares. Eligible investors may purchase Class I shares at net asset value without an initial sales charge or a CDSC upon redemption.

Class R1, Class R2, Class R3, Class R4, and Class R6 Shares. Eligible investors may purchase Class R1, Class R2, Class R3, Class R4, and Class R6 shares at net asset value without an initial sales charge or a CDSC upon redemption.

Calculation Of CDSC. As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month at the close of business on the last day of that month, and at the close of business on the last day of each subsequent month. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

Shares acquired through reinvestment of distributions are not subject to a CDSC.

Distribution and Service Fees

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, the fund pays distribution and/or service fees to MFD to support the sale and distribution of Class A, Class B, Class C, Class R1, Class R2, and Class R3 shares, and/or shareholder servicing and account maintenance activities. These distribution and/or service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

CLASS	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

MFD has voluntarily agreed to rebate to the class a portion of such class' 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to seed money of MFS or an affiliate.

The fund has not adopted a Rule 12b-1 plan with respect to its Class I, Class R4, or Class R6 shares.

Financial Intermediary Compensation

The term "financial intermediary" refers to any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institution having a selling, administration, or any similar agreement with MFD, MFS, or any of their affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by an affiliate of MFD based on the receipt of such payments by MFD or its affiliates from the fund, and (iii) in the form of payments paid by MFD from MFD’s own additional resources.

Financial intermediaries may receive up-front commissions of up to the following percentage amounts for sales of the following share classes:

MFS Global Opportunistic Bond Fund

Share Class	Up Front Commission as a Percentage of Offering Price
Class A	4.25%
Class B	3.75%
Class C	1.00%

In addition, financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to cooperate with MFD’s promotional efforts and/or in recognition of their marketing, administrative services, and/or transaction processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary's distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by U.S. Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

The types of payments described above are not exclusive and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

You can find further details in the SAI about the payments made by MFD and its affiliates and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and its affiliates and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries’ sales of shares of an MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

How To Purchase, Redeem, and Exchange Shares

You may purchase, redeem, and exchange shares of the fund in the manner described below. The fund is generally only available to U.S. residents with a valid U.S. tax identification number (and to certain other qualified investors). If you buy or sell shares of a fund through a retirement account, Section 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies, and fees may differ from those discussed in this prospectus. Investment minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have additional minimums.

How to Purchase Shares

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. A purchase of shares by an MFS fund is treated as received by the fund when the MFS fund receives the purchase order in proper form to be allocated to the fund. Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations. If payment for a purchase order is not received by the time required under applicable law, your purchase order may be cancelled and your financial intermediary could be liable for any costs or losses.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain information that will be used to verify the identity of the account owner. If you do not provide the information, the fund will not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

Purchases of Class B shares are closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing investors may continue to exchange their Class B shares for the same share class of another MFS fund.

Class A, Class B, and Class C Shares. You can establish an account by having your financial intermediary process your purchase or by contacting MFSC directly.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $499,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $499,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a Letter of Intent or Right of Accumulation will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $499,999, respectively, under certain circumstances, including purchases by certain types of group or sponsored retirement plans.

Class I Shares. You can establish an account through your MFD representative, by having your financial intermediary process your purchase, or by contacting MFSC directly.

MFS Global Opportunistic Bond Fund

Class R1, Class R2, Class R3, Class R4, and Class R6 Shares. You can establish an account through your financial intermediary or by contacting MFSC directly. For Class R6 investors, you can also establish your account through your MFD representative.

Additional Purchases

You may purchase additional shares through your financial intermediary or MFSC.

Additional Purchases Directly Through MFSC.

●	Mail. You may purchase additional shares by mailing a check with your investment instructions to MFSC.

●	Telephone. You may purchase additional shares by phone from your pre-designated bank account. You must elect this privilege on your account application or service application. Purchases via telephone are not available for certain types of accounts.

●	Internet. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a password on MFS Access to use this service. Purchases via the Internet are not available for Class R1, Class R2, Class R3, Class R4, and Class R6 shares, and certain types of accounts.

●	Wire. To purchase additional shares by wire, call MFSC for instructions.

●	Automatic Investment Plan. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

Additional Purchases Through Your Financial Intermediary. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC and/or other fees. A redemption of shares by an MFS fund is treated as received by the fund when the MFS fund receives the redemption order in proper form to be allocated to the fund. Your financial intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances.

In certain circumstances, you will need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record. However, if you have changed your address of record within 30 days of your redemption order, a Medallion signature guarantee will generally be required. A Medallion signature guarantee will also generally be required if you want to send your redemption proceeds to a pre-designated bank account that was added or changed on your account within 30 days of your redemption order.

The fund typically processes your redemption proceeds, after your request is received in proper form, by the end of the next business day for payment by wire and payment processed through DTCC's Defined Contribution Clearance & Settlement System or Fund/SERV system (financial intermediaries can choose to have payments processed through the Fund/SERV system by the end of the second business day instead of the next business day), and by the end of the second business day for payment by check, Automated Clearing House, and for payment to MFS funds. However, the fund may delay processing your redemption request for up to seven days. Under unusual circumstances, such as when the NYSE is closed, trading on the NYSE is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days.

If you recently purchased shares and subsequently request a redemption, redemption proceeds (other than in an exchange) for the shares you recently purchased will generally be delayed until money from such purchases sufficient to cover your redemption has been received and collected. Receiving and collecting payment can take up to seven business days after a purchase. You can avoid this delay by purchasing shares by wire transfer.

The fund typically expects to meet redemption requests by holding cash and/or cash equivalents, selling investments, and using overdraft provisions or lines of credit. The fund may also meet redemption requests by redeeming shares in kind for large redemptions or during stressed market conditions. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, and if MFS determines it to be feasible and appropriate, the fund may pay the redemption amount above such threshold by a distribution in kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

Redeeming Directly Through MFSC.

●	Mail. To redeem shares by mail, you can send a letter, or the applicable redemption form, to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed. MFSC currently charges a fee to send your proceeds via overnight mail.

●	Telephone. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. MFSC currently charges a fee to send your proceeds via overnight mail. You can also call MFSC to have shares redeemed from your account and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds sent to your bank account. Telephone redemptions are not available for certain types of accounts.

●	Internet. If a signature guarantee is not required, you can have shares redeemed from your account via the Internet at mfs.com (MFS Access) and the proceeds mailed to the address of record on the account. You can also have shares redeemed from your account via MFS Access and the proceeds sent directly to a pre-

MFS Global Opportunistic Bond Fund

designated bank account. You must elect this privilege on your account application or service application and establish a password on MFS Access to use this service. Redemptions via the Internet are not available for Class R1, Class R2, Class R3, Class R4, and Class R6 shares, and certain types of accounts.

●	Systematic Withdrawal Plan (not available for Class R1, Class R2, Class R3, Class R4, and Class R6 shares). If you have a balance of at least $5,000 in your account in the fund, you may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of such classes. The fund may terminate any Systematic Withdrawal Plan for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a Systematic Withdrawal Plan). Please contact MFSC or your financial intermediary for details.

●	Checkwriting. You may redeem your Class A and Class C shares by writing checks against your account. There is no charge for this service. You must elect this privilege on your account application to use this service. Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any), are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored. Checkwriting is not available for all accounts.

Redeeming Through Your Financial Intermediary. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

Signature Guarantee/Additional Documentation. If a Medallion signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association that participates in a Medallion program recognized by the Securities Transfer Association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, change and make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

Share Certificates. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

Involuntary Redemptions. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your Class A, Class B, or Class C shares without your permission when your account contains less than $500 for any reason, including market fluctuation. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500. Certain accounts are not subject to these provisions. Any applicable CDSC will be waived for shares redeemed due to the small size of a shareholder's account.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

Exchange Privilege. You can exchange your shares for shares of the same class, if available, of most other MFS funds at their respective net asset values by having your financial intermediary process your exchange request or by contacting MFSC directly.

You can exchange your Class A shares and your Class I shares for shares of MFS U.S. Government Money Market Fund, if available, according to the terms of such fund’s prospectus.

You can exchange your Class R6 shares of the fund for shares of MFS Institutional International Equity Fund, if available, subject to the eligibility requirements for such shares, according to the terms of MFS Institutional International Equity Fund's prospectus.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in investment objectives, policies, and risks, and in fees and expenses, before making an exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and the MFS funds’ policies concerning disruptive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading. No more than ten exchanges may be made in any one exchange request by telephone.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (“group exchange orders”). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds’ agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

Automatic Exchange Plan (not available for Class R1, Class R2, Class R3, Class R4, and Class R6 shares). If you have a balance of at least $2,000 in your account in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges; however, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares.

Disruptive Trading

General Purchase and Exchange Limitation Policy. The MFS funds reserve the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent or other disruptive trading activity. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one

MFS Global Opportunistic Bond Fund

business day the processing of exchange requests in the event that, in MFSC's judgment, in consultation with MFS, as appropriate, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

Disruptive Trading Risks. To the extent that the MFS funds or their agents are unable to curtail disruptive trading practices in a fund (e.g., frequent trading) or to the extent there are large or frequent redemptions in a fund, these purchases and/or redemptions can interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund’s fair valuation policies and procedures will prevent dilution of the fund’s net asset value by short-term traders.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Frequent Trading. The fund is not intended to serve as a vehicle for frequent trading. The Board of Trustees of the fund has adopted the purchase and exchange limitation policy described below, which it believes is reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce this policy, subject to oversight by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $15,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or to exchanges initiated by another MFS fund that invests in the fund, a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations). MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans (but not systematic exchange plans), payroll contributions, or distribution investment programs. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., an accountholder who on the same day exchanges $16,000 from the fund into two other MFS funds, by exchanging $8,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $15,000 in value).

Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple underlying shareholders, are a common form of holding shares among certain financial intermediaries such as brokers, retirement and Section 529 plans, investment advisers, and insurance companies.

Financial intermediaries are required to reject any purchase or exchange orders in the fund if they believe the orders represent frequent trading activity unless they notify MFSC or an affiliate in writing that they do not monitor for frequent trading (“Waived Financial Intermediary”). With respect to Waived Financial Intermediaries, MFSC will take action reasonably designed to discourage frequent trading that is not in the best interests of the fund by the customers of such Waived Financial Intermediary, including requesting underlying shareholder account data more frequently than from other financial intermediaries.

With respect to omnibus accounts that provide MFSC with underlying shareholder data daily, MFSC will apply the two exchange limit directly to underlying shareholders. For all other accounts which MFSC determines are omnibus accounts, MFSC will apply the two exchange limit to the omnibus account itself. Applying the two exchange limit to the omnibus account itself will not necessarily detect violations of the two exchange limit by underlying shareholders. If the financial intermediary associated with an omnibus account that has triggered the two exchange limit demonstrates to MFSC, as determined in MFSC’s sole discretion, that no single underlying shareholder triggered the two exchange limit, then MFSC will remove any restrictions, rejections or cancellations imposed on the account. If the financial intermediary demonstrates to MFSC that a single underlying shareholder triggered the two exchange limit and that the financial intermediary itself will apply applicable restrictions, rejections or cancellations to that underlying shareholder, MFSC will likewise remove any restrictions, rejections or cancellations imposed on the omnibus account. Otherwise, MFSC will continue to apply the two exchange limit to the omnibus account.

Certain financial intermediaries may use procedures to restrict frequent trading by their customers who invest in the fund while others may not employ any procedures to restrict frequent trading. Such procedures, if any, may be less restrictive than the fund’s purchase and exchange limitation policy, may permit transactions not permitted by the fund’s purchase and exchange limitation policy, including transactions in excess of the two exchange limit, and/or may prohibit transactions not subject to the fund’s purchase and exchange limitation policy. You should consult your financial intermediary about any restrictions it imposes on frequent trading.

There is no assurance that MFSC will be able to detect or prevent frequent trading. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading.

MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions (including exchanges) that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence.

MFS Global Opportunistic Bond Fund

Any or all of these parameters (including those not listed) may change at any time. MFSC does not review the trading activity by other MFS funds that invest in the fund. If MFSC detects suspicious trading activity at the omnibus account level, it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If frequent trading is identified, MFSC will take appropriate action, such as requesting the financial intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the financial intermediary.

MFSC’s ability to monitor and deter frequent trading in omnibus accounts depends on, among other factors, the frequency with which MFSC requests underlying shareholder account data from omnibus accounts. MFSC expects to request underlying shareholder data based on its assessment of the likelihood of frequent trading by underlying shareholders among other factors. MFSC expects to request underlying shareholder data from Waived Financial Intermediaries more frequently than from other financial intermediaries. There is no assurance that MFSC will request data with sufficient frequency to detect or prevent frequent trading in omnibus accounts effectively.

Other Considerations

Unauthorized Transactions. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person, except MFSC will require instructions for a redemption from all trustees of trust accounts registered with multiple trustees. It is important that you contact MFSC immediately about any transactions made through MFSC you believe to be unauthorized.

Ability to Contact MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters, during periods of significant/major political, social, or economic instability, or in the event of a cyber security incident).

Unclaimed Accounts and Uncashed Checks. If your account has no activity for a certain period of time and/or mail sent to you on behalf of the fund is returned by the post office, the fund may be required to transfer your account and any assets related to uncashed checks to the appropriate state under the state's abandoned property laws. To avoid such action, it is important to keep your account address up to date and periodically communicate with the fund, MFSC, or your financial intermediary. When a traditional IRA account is transferred to a state as abandoned property, the Internal Revenue Service considers the transfer a taxable distribution subject to federal income tax withholding and reporting. The fund and MFSC will not be liable to shareholders or their representatives for good faith compliance with abandoned property laws.

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, subject to applicable rules, laws, and regulations, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred; and 3) change, impose, discontinue, or waive any fee it charges.

Anti-Money Laundering Restrictions. Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

Confirmations in Quarterly Statements. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

Other Information

Valuation

The price of each class of the fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the NYSE is closed (such as weekends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets will likely change when you will not be able to purchase or redeem shares of the fund.

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value, and funds in which the fund invests are generally valued at their net asset value per share. Certain short term debt instruments may be valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to MFS pursuant to valuation policies and procedures approved by the Board of Trustees. If MFS determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by MFS in accordance with such procedures under the oversight of the Board of Trustees.

Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. These valuations can be based on both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if MFS determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or

MFS Global Opportunistic Bond Fund

market on which the security is principally traded. MFS generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment.

The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Distributions

The fund intends to declare a dividend daily and to pay any dividends to shareholders at least monthly.

Any capital gains are distributed at least annually.

Distribution Options

The following distribution options are generally available for Class A, Class B, Class C, and Class I shares:

●	Dividend and capital gain distributions automatically reinvested in additional shares (this option will be assigned if no other option is specified);

●	Dividend distributions in cash; capital gain distributions automatically reinvested in additional shares;

●	Dividend and capital gain distributions in cash; or

●	Dividend and capital gain distributions automatically reinvested into the same class of shares of another MFS fund (not available for Class B shares).

Not all options are available for every class or every account.

Dividends and capital gain distributions for Class R1, Class R2, Class R3, Class R4, and Class R6 shares can only be reinvested in additional shares of the fund, except with respect to Class R6 shares, certain institutional shareholders, shareholders who purchase shares through brokerage programs of certain financial intermediaries, and shareholders who purchase shares through asset-based fee programs of certain financial intermediaries may elect any of the other distribution options described above.

The distribution option for accounts with dividend distributions of less than $10 generally will be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund will have on your particular tax situation, including possible foreign, state, and local taxes. This discussion does not apply to shares of the fund held through tax-advantaged retirement plans or by shareholders that are not "U.S. persons" under the Internal Revenue Code of 1986, as amended.

The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when the fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the redemption, sale, or exchange of your shares will generally also be subject to tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned or is deemed to have owned the investments that generated them, rather than how long you have owned your shares. Distributions of gains from the sale of investments that the fund owned for more than one year and that are properly reported by the fund as capital gain dividends will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. If some or all of the fund’s income derives from “qualified dividend income” and if you are an individual who meets holding period and other requirements with respect to the fund’s shares, those distributions that are properly reported by the fund as derived from qualified dividend income are taxed to you at the reduced rates applicable to net capital gains. The fund does not expect a significant portion of fund distributions to be derived from qualified dividend income.

The fund's investments in derivatives may subject the fund to special tax rules that can affect the amount, timing or character of fund income and distributions to shareholders. The fund’s investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

A 3.8% Medicare contribution tax is generally imposed on distributions paid by the fund (other than exempt-interest dividends, if any) to, and net gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of the fund by certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts.

The fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which will decrease the fund’s return on those securities. If the fund is eligible to elect to “pass through” to you foreign income taxes that it pays, and if the fund so elects, you will be required to include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund’s investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing, amount, or character of the fund’s distributions.

The Form 1099 that is provided to you early each year details your distributions from the fund and how they are treated for federal tax purposes, and cost basis information for shares purchased on or after January 1, 2012, that you redeemed, sold, or exchanged. Our default method for calculating cost basis is average cost basis. More information about other cost basis methods and a cost basis selection/change form are available on mfs.com. If your account is held by your financial intermediary, you must contact your financial

MFS Global Opportunistic Bond Fund

intermediary to obtain information about available cost basis methods and cost basis elections for your account.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Provision of Financial Reports and Summary Prospectuses

The fund produces financial reports every six months and updates its summary prospectus and prospectus annually. To avoid sending duplicate copies of materials to households, only one paper copy of the fund’s annual and semiannual report and summary prospectus may be mailed to shareholders having the same last name and residential address on the fund’s records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and summary prospectuses be sent personally to that shareholder.

Additional Information on Fees and Expenses and Performance

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on annualized expenses reported during the fund's most recently completed fiscal year expressed as a percentage of a class' average net assets during the period. Expenses have been adjusted to reflect current fee arrangements. Annual fund operating expenses have not been adjusted to reflect the fund's current asset size. In general, annual fund operating expenses, expressed as a percentage of a class' average net assets, increase as the fund’s assets decrease. Annual fund operating expenses will likely vary from year to year.

Performance Information

All performance information shown in the “Class A Bar Chart” and the “Performance Table” reflects any applicable fee reductions and waivers and expense reimbursements in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The fund commenced operations on June 2, 2010, with the offering of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares, and subsequently offered Class R6 shares on October 1, 2012.

In the "Performance Table," performance for Class R6 shares includes the performance of the fund's Class I shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.

MFS Global Opportunistic Bond Fund

Financial Highlights

The financial highlights are intended to help you understand a fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund’s independent registered public accounting firm, whose report, together with the fund’s financial statements, is included in the fund’s Annual Report to shareholders. The fund’s Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The fund’s independent registered public accounting firm is Ernst & Young LLP.

Class A

	Year ended
	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.11	$8.44	$8.97	$8.53		$8.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.16	$0.15	$0.12		$0.13
Net realized and unrealized gain (loss)	0.75	0.67	(0.52)	0.44		0.14
Total from investment operations	$0.85	$0.83	$(0.37)	$0.56		$0.27
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.16)	$(0.16)	$(0.12)		$(0.01)
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.11)
Total distributions declared to shareholders	$(0.14)	$(0.16)	$(0.16)	$(0.12)		$(0.12)
Net asset value, end of period (x)	$9.82	$9.11	$8.44	$8.97		$8.53
Total return (%) (r)(s)(t)(x)	9.55	9.91	(4.16)	6.60		3.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.13	1.13	1.16		1.18
Expenses after expense reductions (f)	1.04	1.05	1.05	1.05		1.05
Net investment income (loss)	1.13	1.78	1.72	1.40		1.45
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$19,934	$16,487	$14,062	$12,104		$12,306

Class B

	Year ended
	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.06	$8.40	$8.92	$8.48		$8.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.09	$0.08	$0.06		$0.06
Net realized and unrealized gain (loss)	0.74	0.67	(0.51)	0.43		0.13
Total from investment operations	$0.78	$0.76	$(0.43)	$0.49		$0.19
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.10)	$(0.09)	$(0.05)		$—
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.05)
Total distributions declared to shareholders	$(0.07)	$(0.10)	$(0.09)	$(0.05)		$(0.05)
Net asset value, end of period (x)	$9.77	$9.06	$8.40	$8.92		$8.48
Total return (%) (r)(s)(t)(x)	8.78	9.01	(4.80)	5.84		2.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.88	1.89	1.92		1.94
Expenses after expense reductions (f)	1.79	1.80	1.80	1.80		1.80
Net investment income (loss)	0.42	1.04	0.97	0.66		0.72
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$373	$605	$712	$956		$1,103

MFS Global Opportunistic Bond Fund

Class C

	Year ended
	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.06	$8.40	$8.92	$8.48		$8.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.09	$0.09	$0.06		$0.06
Net realized and unrealized gain (loss)	0.74	0.67	(0.52)	0.43		0.13
Total from investment operations	$0.78	$0.76	$(0.43)	$0.49		$0.19
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.10)	$(0.09)	$(0.05)		$—
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.05)
Total distributions declared to shareholders	$(0.07)	$(0.10)	$(0.09)	$(0.05)		$(0.05)
Net asset value, end of period (x)	$9.77	$9.06	$8.40	$8.92		$8.48
Total return (%) (r)(s)(t)(x)	8.78	9.01	(4.80)	5.84		2.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.88	1.88	1.92		1.94
Expenses after expense reductions (f)	1.79	1.80	1.80	1.80		1.80
Net investment income (loss)	0.44	1.04	0.97	0.66		0.71
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$1,353	$2,229	$2,332	$2,086		$2,192

Class I

	Year ended
	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.07	$8.41	$8.93	$8.48		$8.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.18	$0.17	$0.14		$0.15
Net realized and unrealized gain (loss)	0.76	0.66	(0.51)	0.45		0.13
Total from investment operations	$0.88	$0.84	$(0.34)	$0.59		$0.28
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.18)	$(0.18)	$(0.14)		$(0.01)
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.13)
Total distributions declared to shareholders	$(0.17)	$(0.18)	$(0.18)	$(0.14)		$(0.14)
Net asset value, end of period (x)	$9.78	$9.07	$8.41	$8.93		$8.48
Total return (%) (r)(s)(t)(x)	9.86	10.09	(3.83)	7.02		3.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.88	0.89	0.92		0.91
Expenses after expense reductions (f)	0.79	0.80	0.80	0.80		0.80
Net investment income (loss)	1.30	2.05	1.98	1.64		1.69
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$9,731	$862	$1,160	$1,521		$3,151

MFS Global Opportunistic Bond Fund

Class R1

	Year ended
	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.07	$8.40	$8.93	$8.48		$8.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.09	$0.09	$0.06		$0.06
Net realized and unrealized gain (loss)	0.75	0.68	(0.53)	0.44		0.13
Total from investment operations	$0.78	$0.77	$(0.44)	$0.50		$0.19
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.10)	$(0.09)	$(0.05)		$—
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.05)
Total distributions declared to shareholders	$(0.08)	$(0.10)	$(0.09)	$(0.05)		$(0.05)
Net asset value, end of period (x)	$9.77	$9.07	$8.40	$8.93		$8.48
Total return (%) (r)(s)(t)(x)	8.66	9.13	(4.90)	5.96		2.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.88	1.88	1.92		1.94
Expenses after expense reductions (f)	1.79	1.80	1.80	1.80		1.80
Net investment income (loss)	0.33	1.03	0.99	0.66		0.71
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$494	$243	$214	$75		$69

Class R2

	Year ended
	11/30/20	11/30/19	11/30/18	11/30/17		11 /30/16
Net asset value, beginning of period	$9.06	$8.39	$8.92	$8.48		$8.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.14	$0.13	$0.10		$0.11
Net realized and unrealized gain (loss)	0.76	0.67	(0.52)	0.44		0.13
Total from investment operations	$0.83	$0.81	$(0.39)	$0.54		$0.24
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.14)	$(0.14)	$(0.10)		$(0.01)
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.09)
Total distributions declared to shareholders	$(0.12)	$(0.14)	$(0.14)	$(0.10)		$(0.10)
Net asset value, end of period (x)	$9.77	$9.06	$8.39	$8.92		$8.48
Total return (%) (r)(s)(t)(x)	9.32	9.68	(4.43)	6.37		2.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.38	1.39	1.41		1.44
Expenses after expense reductions (f)	1.29	1.30	1.30	1.30		1.30
Net investment income (loss)	0.79	1.53	1.47	1.14		1.22
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$621	$240	$208	$268		$69

MFS Global Opportunistic Bond Fund

Class R3

	Year ended
	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.07	$8.40	$8.93	$8.49		$8.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.16	$0.15	$0.12		$0.13
Net realized and unrealized gain (loss)	0.75	0.67	(0.52)	0.44		0.14
Total from investment operations	$0.85	$0.83	$(0.37)	$0.56		$0.27
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)	$(0.16)	$(0.12)		$(0.01)
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.11)
Total distributions declared to shareholders	$(0.15)	$(0.16)	$(0.16)	$(0.12)		$(0.12)
Net asset value, end of period (x)	$9.77	$9.07	$8.40	$8.93		$8.49
Total return (%) (r)(s)(t)(x)	9.47	9.94	(4.18)	6.63		3.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.13	1.14	1.16		1.19
Expenses after expense reductions (f)	1.04	1.05	1.05	1.05		1.05
Net investment income (loss)	1.02	1.80	1.73	1.41		1.46
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$510	$60	$71	$88		$82

Class R4

	Year ended
	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.07	$8.40	$8.93	$8.49		$8.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.18	$0.17	$0.14		$0.15
Net realized and unrealized gain (loss)	0.75	0.67	(0.52)	0.44		0.14
Total from investment operations	$0.87	$0.85	$(0.35)	$0.58		$0.29
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.18)	$(0.18)	$(0.14)		$(0.01)
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.13)
Total distributions declared to shareholders	$(0.17)	$(0.18)	$(0.18)	$(0.14)		$(0.14)
Net asset value, end of period (x)	$9.77	$9.07	$8.40	$8.93		$8.49
Total return (%) (r)(s)(t)(x)	9.74	10.22	(3.95)	6.89		3.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.88	0.88	0.91		0.94
Expenses after expense reductions (f)	0.79	0.80	0.80	0.80		0.80
Net investment income (loss)	1.33	2.03	1.96	1.66		1.72
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$557	$77	$53	$55		$51

MFS Global Opportunistic Bond Fund

Class R6

	Year ended
	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.06	$8.39	$8.92	$8.48		$8.33
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.19	$0.18	$0.16		$0.16
Net realized and unrealized gain (loss)	0.75	0.67	(0.52)	0.43		0.14
Total from investment operations	$0.88	$0.86	$(0.34)	$0.59		$0.30
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.19)	$(0.19)	$(0.15)		$(0.01)
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.14)
Total distributions declared to shareholders	$(0.18)	$(0.19)	$(0.19)	$(0.15)		$(0.15)
Net asset value, end of period (x)	$9.76	$9.06	$8.39	$8.92		$8.48
Total return (%) (r)(s)(t)(x)	9.84	10.33	(3.84)	7.03		3.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.78	0.78	0.79		0.80
Expenses after expense reductions (f)	0.71	0.70	0.69	0.67		0.67
Net investment income (loss)	1.46	2.13	2.07	1.78		1.85
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$728,743	$630,673	$601,381	$634,630		$599,806

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MFS Global Opportunistic Bond Fund

Appendix A - Waivers and Reductions of Sales Charges

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived or reduced for the MFS funds’ share classes. The waivers and reductions that are applicable to your transaction depend on your financial intermediary and the type of account and transaction. You should contact your financial intermediary if you have questions on the waivers and reductions that apply to your account and/or transaction type, including whether your account is maintained at an omnibus level with the fund by your financial intermediary. The following Categories of waivers and reductions apply:

●	Merrill Lynch -- If Merrill Lynch is the record owner of your shares and/or broker of record on your account and the account is maintained at an omnibus level by Merrill Lynch with the fund, Category II waivers apply.

●	Ameriprise Financial -- If Ameriprise Financial is the record owner and/or broker of record on your account invested in Class A shares and the account is maintained at an omnibus level by Ameriprise Financial with the fund, Category III waivers apply.

●	Morgan Stanley -- If Morgan Stanley is the record owner and/or broker of record on your account invested in Class A shares of the fund and the account is a Morgan Stanley Wealth Management transactional brokerage account maintained at an omnibus level by Morgan Stanley with the fund, Category IV waivers apply.

●	Raymond James -- If you are invested in shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, and the account is maintained at an omnibus level by Raymond James with the fund, Category V waivers apply.

●	Janney Montgomery Scott LLC ("Janney") -- If you are invested in shares of the fund through an account maintained at an omnibus level by or on behalf of Janney with the fund, Category VI waivers apply.

●	Edward Jones – If you are invested in shares of the fund through an Edward Jones platform or account maintained at an omnibus level by Edward Jones with the fund, Category VII waivers apply.

●	D.A. Davidson & Co. ("D.A. Davidson") -- If you are invested in shares of the fund through a D.A. Davidson platform or account maintained at an omnibus level by or on behalf of D.A. Davidson with the fund, Category VIII waivers apply.

●	Baird – If you are invested in shares through a Baird platform or account maintained at an omnibus level by or on behalf of Baird with the fund, Category IX waivers apply.

●	All Others -- Category I waivers apply to other accounts and transactions that do not otherwise fall under Category II – IX.

Not all MFS funds offer each share class. In order to qualify for a sales charge waiver or reduction, you must advise MFSC or your financial intermediary that you are eligible for the waiver at the time of purchase and/or redemption. The fund, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers and reductions of sales charges at any time at their discretion.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect prior to an exchange based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC. If you exchange your shares out of MFS U.S. Government Money Market Fund into Class A shares of any other MFS fund, or if you exchange your shares out of MFS U.S. Government Cash Reserve Fund into Class A shares or Class 529A shares of any other MFS fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the initial sales charge if:

●	the shares exchanged from either MFS fund were acquired by an exchange from any other MFS fund;

●	the shares exchanged from either MFS fund were acquired by automatic investment of distributions from any other MFS fund; or

●	the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the MFS fund into which the exchange is being made.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same fund or another MFS fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC. You should contact your financial intermediary or MFSC if you have questions on the sales charge waivers and reductions that apply in a transfer between accounts, including whether MFSC has the required information.

The CDSC may be waived from time to time pursuant to Conduct Rule 2341 of the Financial Industry Regulatory Authority ("FINRA").

With respect to MFS Municipal Income Fund, all references to Class A shares shall also apply to Class A1 shares and all references to Class B shares shall also apply to Class B1 shares.

MFS Global Opportunistic Bond Fund

WAIVERS AND REDUCTIONS

Financial Intermediary Category I

Eligible Accounts:	Accounts that are not Eligible for Financial Intermediary Categories II – IX

As used below, the term “ESP” refers to employer sponsored plans; the term “SRO” refers to salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level; the term “IRA” refers to traditional, Roth, rollover, SEP and SIMPLE IRAs; the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

GENERAL WAIVERS

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Distribution Reinvestment
Shares acquired through dividend or capital gain reinvestment into the same class of the fund.	√	√	√	√
Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS fund into the same class of shares of another MFS fund.	√	√	√	√
B. Affiliates of Funds/Certain Financial Advisers
Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	√	√	√	√
Shares acquired by trustees and former trustees of any investment company for which MFD serves as distributor.	√	√	√	√
Shares acquired by employees, directors, partners, officers and trustees of any subadvisor to any MFS fund.	√	√	√	√
Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the fund which issued the shares.	√	√	√	√
Shares acquired by employees or registered representatives (including former employees) of financial intermediaries that have a selling agreement with MFD or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21. For employees or registered representatives of such financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the fund which issued the shares.	√	√	√	√
Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	√	√	√	√
C. Involuntary Redemptions
Shares redeemed at a fund’s direction due to the small size of a shareholder’s account.		√	√	√
D. Investment of Proceeds From Certain Redemptions of Class I Shares
The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any MFS fund through the immediate reinvestment of the proceeds of a redemption of Class I shares of any MFS fund.	√	√
E. Systematic Withdrawals
Systematic withdrawals with respect to up to 10% per year of the account value determined at the time of your first withdrawal under the plan(s) (or January 4, 2016, with respect to Class A and Class 529A shares, whichever is later).		√	√	√

MFS Global Opportunistic Bond Fund

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
F. Death of Owner
Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.		√	√	√
G. Disability of Owner
Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.		√	√	√
H. Asset-Based Fee Programs
Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	√	√
I. Insurance Company Separate Accounts
Shares acquired by insurance company separate accounts.	√	√
J. No Commissions Paid
Shares redeemed where MFD has not paid an up-front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		√	√	√
K. Conversions
In connection with a conversion from Class A shares to Class I shares of the same fund.		√
In connection with a conversion from Class A shares to Class I shares of the same fund as a result of no financial intermediary being specified on the account.		√
In connection with a conversion from Class B shares to Class I shares of the same fund as a result of no financial intermediary being specified on the account.			√
In connection with a conversion from Class C shares to Class I shares of the same fund as a result of no financial intermediary being specified on the account.				√
In connection with a conversion from Class I shares to Class A shares of the same fund.	√	√
In connection with an automatic conversion from Class B or Class 529B shares to Class A or Class 529A shares, respectively, of the same fund.	√	√
In connection with an automatic conversion from Class C or Class 529C shares to Class A or Class 529A shares, respectively, of the same fund.	√	√
In connection with a conversion from Class C or Class 529C shares to Class A or Class 529A shares, respectively, of the same fund if the shareholder's financial intermediary provides written notification to MFD prior to such conversion that the intermediary has determined that Class A or Class 529A was the appropriate share class at the time of purchase for such shareholder and receives approval of such conversion by MFD.	√	√		√
L. Exchanges
The initial sales charge imposed on purchases of Class A shares is waived on shares purchased pursuant to an Automatic Exchange Plan.	√
The initial sales charge imposed on purchases of Class A or Class 529A shares is waived when shares are purchased by exchange from another MFS fund.	√
M. Reinstatement Privilege
The initial sales charge imposed on purchases of Class A shares is waived when shares are purchased pursuant to the Reinstatement Privilege as described below.	√
N. Large Purchases

The initial sales charge imposed on purchases of Class A/Class 529A shares is waived in the following transactions:

•       Purchases of $1 million or more for funds with an initial sales charge of 5.75% (MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS Total Return Fund are excluded);

√

MFS Global Opportunistic Bond Fund

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC

•      Purchases of $500,000 or more for funds with an initial sales charge of 4.25% or 2.50%; or

•      Purchases of $250,000 or more for the MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS Total Return Fund.

Letter of Intent or Right of Accumulation provisions may apply for purposes of determining purchase amount as described below.

O. Miscellaneous
In connection with settlements reached between certain broker/dealers and the Financial Industry Regulatory Authority, the SEC, and/or other regulatory bodies regarding sales of Class B, Class 529B, Class C, and Class 529C shares in excess of certain dollar thresholds, the fund will, at times, permit shareholders who are clients of these firms to redeem Class B, Class 529B, Class C, and Class 529C shares of the fund and concurrently purchase Class A or Class 529A shares without paying an initial sales charge.	√	√
The initial sales charge imposed on purchases of Class A shares, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.	√		√	√
P. Self-Directed Brokerage Account Platforms (Class A shares only)
Shares acquired through a self-directed brokerage account platform (that may or may not charge a transaction fee to investors) offered by a financial intermediary who has entered into an agreement with MFD to offer fund shares through such platform. As of the date of the fund's prospectus, the following financial intermediaries had entered into an agreement with MFD to offer fund shares through such a platform: Charles Schwab & Co. Inc.; National Financial Services LLC; Fidelity Brokerage Services LLC; J.P. Morgan Securities LLC; Morgan Stanley Smith Barney LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Nationwide Financial Services, Inc.	√	√
Q. LPL Mutual Funds Only Platform (Class A shares only)
Shares acquired through the Mutual Fund Only Platform or other similar platform offered by LPL Financial LLC who has entered into an agreement with MFD to offer fund shares through such platform.	√	√
R. Stifel, Nicolaus & Company, Inc. ("Stifel") Accounts Maintained at an Omnibus Level (Class A shares only)
A shareholder in the fund's Class C shares will have such Class C shares converted at net asset value to Class A shares of the fund in the 7th year following the anniversary of the purchase date or earlier at the discretion of Stifel, but in no event earlier than the expiration of the applicable Class C CDSC.	√
S. U.S. Bancorp Investments, Inc., (USBI) Accounts Maintained at an Omnibus Level (Class A shares only)
Class C shares that are no longer subject to a contingent deferred sales charge are systematically converted to Class A shares of the same fund at net asset value pursuant to USBI’s policies and procedures.	√

WAIVERS FOR Retirement Plans

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
A. General Waivers
Employer Retirement Plans.	√	√
B. Benefit Responsive Waivers
Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		√	√	√
Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		√	√	√

MFS Global Opportunistic Bond Fund

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC

Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).	√	√	√
Loan from 401(a) or ESP Plan.	√	√	√
Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.	√	√	√
Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).	√	√	√
Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.	√	√	√
Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.	√	√	√
Required minimum distributions pursuant to Internal Revenue Code rules made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age at which such distributions are required under Internal Revenue Code rules.	√	√	√

WAIVERS FOR 529 TUITION PROGRAMS

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans
Shares acquired on behalf of a group, association or employer sponsored plan, if the fund were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.	√	√	√
B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares
The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.	√	√	√
C. Qualified Higher Education Expenses
Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.		√	√
D. Scholarship
Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		√	√
E. Death of 529 Plan Beneficiary
Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		√	√
F. 529 Plan Rollover
Purchases of Class 529A shares acquired through a rollover from another 529 plan.	√

MFS Global Opportunistic Bond Fund

Description of Certain Investment Programs Eligible for Sales Charge Waivers or Reductions

Letter Of Intent (LOI). You may pay a reduced or no initial sales charge on purchases of Class A or Class 529A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. At the end of the 13-month period or 36-month period, as applicable, the shareholder will be notified, the escrowed shares will be released, and the Letter of Intent will be terminated.

If the intended minimum investment amount is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to pay the higher sales charge level for the amount actually purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Service Application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

To establish an LOI, complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, it is your responsibility to inform your financial intermediary or MFSC that the LOI is in effect each time shares of a fund are purchased.

Right Of Accumulation (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A or Class 529A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts invested in MFS funds, based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts.

Linking Accounts For LOI and ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.

Eligible accounts that you may link under an LOI and ROA are:

●	Individual accounts;

●	Joint accounts;

●	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

●	MFS 529 Savings Plan accounts;

●	Certain single-participant retirement plan accounts;

●	Certain Individual Retirement Accounts;

●	Uniform Gifts/Transfers to Minor Acts accounts; and

●	Accounts held in the name of your financial intermediary on your behalf.

It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. You should provide your financial intermediary (or MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of an LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. Your financial intermediary is responsible for taking into account this information about accounts eligible to be combined when transmitting your purchase order to the fund.

Group Purchases. A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the ROA (but not the LOI), obtain quantity sales charge discounts on the purchase of Class A, Class A1, or Class 529A shares if the group (1) gives its endorsement or authorization to the investment program so that it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of the sales efforts; (2) has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the funds upon the request of MFD. Employer-sponsored retirement plans, such as a 401(a) plan, 457 deferred compensation plan, an Employer Sponsored Group IRA, and an IRA SEP/SARSEP, SIMPLE and 403(b) plans, may qualify as a bona fide group if they meet the above criteria.

Reinstatement Privilege. With respect to Class A, Class B and Class C shares, after you have redeemed fund shares, you have a one-time right per fund per registration to reinvest the proceeds in the fund within 90 days of the redemption without paying a sales charge. Proceeds can only be reinvested in Class A shares of the same fund under the same account registration.

Any CDSC paid upon the redemption of Class A shares will be credited to your account, and your new Class A shares will be subject to a CDSC according to the CDSC schedule applicable to your original shares.

MFS Global Opportunistic Bond Fund

Any CDSC paid upon the redemption of Class B or Class C shares will not be credited to your account.

In order to benefit from the reinstatement privilege, it is your responsibility to inform your financial intermediary or MFSC that the reinstatement privilege is in effect each time shares of the fund are purchased under this privilege.

MFS Global Opportunistic Bond Fund

Financial Intermediary Category II

Eligible Accounts:	Accounts with Merrill Lynch Listed as Record Owner and/or Broker of Record and Which Are Maintained at an Omnibus Level by Merrill Lynch with the Fund

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
A. Distribution Reinvestment
Shares acquired through dividend or capital gain reinvestment into the same class of the fund.	√	√	√	√
B. Affiliates of Funds/Merrill Lynch
Shares acquired by employees of MFS and its affiliates described in the fund's prospectus.	√	√
Shares acquired by trustees of the fund.	√	√
Shares acquired by employees and registered representatives of Merrill Lynch or its affiliates and family members.	√	√
C. Reinstatement Privilege
The initial sales charge imposed on purchases of Class A shares is waived when shares are purchased pursuant to the Reinstatement Privilege as described below and the CDSC for Class A, Class B and Class C shares is waived upon the redemption of Class A, Class B, and Class C shares purchased pursuant to the Reinstatement Privilege as described below.	√	√	√	√
D. Large Purchases
Volume breakpoints as described in the fund's prospectus (including pursuant to a Letter of Intent or Right of Accumulation as described below).	√
E. Retirement Plans
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.	√	√
F. 529 Plans
Shares purchased by a 529 Plan (does not include 529-specific share classes or equivalents covered under "Waivers for Merrill 529 Omnibus Account" below).	√	√
G. Merrill Lynch Programs
Shares purchased through a Merrill Lynch affiliated investment advisory program.	√	√
Exchanges or conversions of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.	√	√	√	√
Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform.	√	√
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).	√	√

MFS Global Opportunistic Bond Fund

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
H. Exchanges
The initial sales charge imposed on purchases of Class A shares is waived when shares are purchased by exchange from another MFS fund.	√
I. Systematic Withdrawals
Systematic withdrawals with respect to up to 10% per year of the account value determined at the time of your first withdrawal under the plan(s) (or January 4, 2016, with respect to Class A and Class 529A shares, whichever is later).		√	√	√
J. Death or Disability of Owner
Shares redeemed on account of the death or disability of the account shareholder.		√	√	√
K. Benefit Responsive Waivers for Retirement Accounts
Return of excess contributions from an IRA Account.		√	√	√
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching a qualified age based on applicable IRS regulations.		√	√	√
L. Transactions between Share Classes
In connection with the sale of Class A or Class C shares held in certain retirement brokerage accounts (Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts) and the purchase of a lower cost share class due to transfer to certain fee based accounts or platforms.		√		√
A shareholder in the fund's Class C shares will have such Class C shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies of Merrill Lynch as it relates to sales load discounts and waivers.	√
M. Payment of Merrill Lynch Fees
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.		√	√	√

WAIVERS FOR MERRILL 529 OMNIBUS ACCOUNT

If you establish or hold your MFS 529 Savings Plan account on the Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill") omnibus platform, the features and policies related to share class sales charges (including initial sales charges ("ISC") and contingent deferred sales charges ("CDSC")), share class sales charge waiver eligibility, and Class 529C share conversion period likely will be different than referenced in the fund's prospectus and in the MFS 529 Savings Plan program description and will be governed by the Merrill Unit Class Disclosure and Terms and Conditions ("T&Cs") provided to you by Merrill prior to establishing your account. Importantly, if you establish or hold your MFS 529 Savings Plan account on the Merrill omnibus platform, then the unit class your account will purchase will generally be based on your eligible assets or meeting other eligibility criteria as set forth in the T&Cs. Each account will purchase a specific share class when an initial or subsequent contribution is credited to the account. The share class will be automatically determined by Merrill at the time of the contribution based on the participant’s eligible assets and/or meeting other eligibility criteria. You will not be able to select the share class. Among other things, Class 529C shares generally will be automatically converted to Class 529A shares (not subject to an initial sales charge) after four years from their respective dates of purchase.

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Merrill Programs
Class 529A shares acquired though a Corporate 529 Plan (as defined in Merrill’s policies and procedures).	√
Class 529A shares acquired through a client rollover of assets from another 529 plan.	√

MFS Global Opportunistic Bond Fund

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
Class 529A shares acquired where the account is eligible for Merrill Investment Advisory Relationship Based Pricing, as defined below.	√
B. Large Purchases
The initial sales charge imposed on purchases of Class 529A shares is waived on Class 529A purchases of $250,000 or more (including pursuant to a Right of Accumulation as described below).	√
C. Share Class Conversions
A shareholder in the fund's Class 529C shares will have such Class 529C shares converted by Merrill at net asset value to Class 529A shares of the same fund four years after the anniversary of the purchase date.	√
D. Distribution Reinvestment
Shares acquired through dividend or capital gain reinvestment into the same class of the fund.	√	√	√
E. Affiliates of Funds/Merrill Lynch
Shares acquired by employees of MFS and its affiliates described in the fund's prospectus.	√
Shares acquired by employees and registered representatives of Merrill Lynch or its affiliates and family members.	√
F. Exchanges
The initial sales charge imposed on purchases of Class 529A shares is waived when shares are purchased by exchange from another MFS fund held within the MFS 529 Savings Plan.	√
G. Death or Disability of Owner
Shares redeemed on account of the death or disability of the account shareholder.		√	√

Description of Certain Investment Programs Eligible for Sales Charge Waivers or Reductions

Letter Of Intent (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period. Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

Right Of Accumulation (ROA). Under the ROA, you may pay a reduced or no initial sales charge, as described in the fund's prospectus and this waiver schedule, on purchases of Class A or Class 529A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts invested in MFS funds, based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts.

Linking Accounts For LOI and ROA (if applicable). For purposes of obtaining reduced sales charges under the LOI and ROA (if applicable), you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.

Eligible accounts that you may link under an LOI and ROA (if applicable) are:

●	Individual accounts;

●	Joint accounts;

●	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

●	Accounts in 529 Plans held at an omnibus basis;

●	Certain single-participant retirement plan accounts;

MFS Global Opportunistic Bond Fund

●	Certain Individual Retirement Accounts;

●	Uniform Gifts/Transfers to Minor Acts accounts; and

●	Accounts held in the name of your financial intermediary on your behalf.

It is your responsibility to inform Merrill Lynch for each current purchase of any accounts not held by Merrill Lynch that hold shares of the MFS funds that you believe are eligible to be linked under an LOI or an ROA.

Merrill Investment Advisory Relationship-Based Pricing. An account will be automatically eligible to purchase Class 529A shares with no initial sales charge regardless of the assets within the MFS 529 Savings Plan if:

(1)	at the time of purchase, the account is linked to a client household relationship in one or more of the Merrill investment advisory programs listed below; and

(2)	at the time of purchase, the client household relationship has combined assets held in any account through Merrill (excluding insurance, annuities, 401(k) assets, assets in defined benefit plan accounts and in BlackRock program accounts) that are equal to or greater than $250,000.

The following is a list of Merrill investment advisory programs that are included when determining eligibility: Merrill Lynch Investment Advisory Program; Managed Account Service (MAS); Strategic Portfolio Advisor Service (SPA); Merrill Guided Investment advisor programs (i.e., Merrill Guided Investing, Merrill Guided Investing with Advisor and Merrill Edge Advisory Account programs); Institutional Investment Consulting (IIC); and any future Merrill sponsored and managed investment advisory programs.

The $250,000 asset level is used to determine initial eligibility and is not a factor for continued participation in this relationship-based pricing program after the date of first qualifying. If a participant’s enrollment in any of the above investment advisory programs is terminated (whether by the participant or by Merrill), the account will no longer be eligible for this benefit.

The relationship-based pricing program became effective on November 23, 2020, however, the program will be retroactively applied to any contribution to an account eligible for such relationship-based pricing, as described above, between October 26, 2020, and November 23, 2020, that was used to purchase Class 529C shares. For any such contribution, Merrill will automatically exchange the purchased Class 529C shares for Class 529A shares (without an initial sales charge) as soon as administratively feasible following November 23, 2020.

Merrill reserves the right to terminate this relationship-based pricing program at any time with prior notice to participants.

Reinstatement Privilege.  With respect to Class A, Class B and Class C shares, after you have redeemed fund shares, you have a one-time right per fund per registration to reinvest the proceeds in the fund within 90 days of the redemption without paying a sales charge. Proceeds can only be reinvested in the same class of the same fund under the same account registration. Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.

Any CDSC paid upon the redemption of Class A, Class B, or Class C shares will not be credited to your account, however, your new Class A, Class B or Class C shares will not be subject to a CDSC.

MFS Global Opportunistic Bond Fund

Financial Intermediary Category III

Eligible Accounts:	Accounts Investing in Class A Shares with Ameriprise Financial Listed as Record Owner and/or Broker of Record and Which Are Maintained at an Omnibus Level by Ameriprise Financial with the Fund

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC
A. Distribution Reinvestment
Shares acquired through dividend or capital gain reinvestment into the same class of the fund.	√	√
B. Employees/Registered Representatives of Ameriprise Financial
Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.	√	√
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial financial adviser and/or the adviser’s spouse, adviser’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), adviser’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.	√	√
C. Reinstatement Privilege
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.	√	√
D. Retirement Plans
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, or SAR-SEPs.	√	√
E. Transactions between Share Classes
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the fund's prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply. To the extent that the fund's prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.	√	√

Description of Certain Investment Programs Eligible for Sales Charge Waivers or Reductions

Letter Of Intent (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

Right Of Accumulation (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts invested in MFS funds, based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts.

Linking Accounts For LOI and ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.

MFS Global Opportunistic Bond Fund

Eligible accounts that you may link under an LOI and ROA are:

●	Individual accounts;

●	Joint accounts;

●	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

●	Certain single-participant retirement plan accounts;

●	Certain Individual Retirement Accounts;

●	Uniform Gifts/Transfers to Minor Acts accounts; and

●	Accounts held in the name of your financial intermediary on your behalf.

It is your responsibility to inform Ameriprise Financial for each current purchase of any accounts not held by Ameriprise Financial that hold shares of the MFS funds that you believe are eligible to be linked under an LOI or an ROA.

MFS Global Opportunistic Bond Fund

Financial Intermediary Category IV

Eligible Accounts:	Accounts Investing in Class A Shares through a Morgan Stanley Wealth Management Transactional Brokerage Account Maintained at an Omnibus Level with the Fund

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the fund’s prospectus or SAI. Shareholders remain eligible for other reductions in Class A front-end sales charges available pursuant to exchange features or volume breakpoints (including Rights of Accumulation ("ROA") and Letter of Intent ("LOI") programs) as described elsewhere in the fund's prospectus or SAI.

Class A Front-end Sales Charge Waived
Waiver Category	Class A ISC
A. Dividend and Distribution Reinvestment
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.	√
B. Employees of Morgan Stanley
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.	√
C. Reinstatement Privilege
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.	√
D. Retirement Plans
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.	√
E. Morgan Stanley Self-Directed Programs
Shares purchased through a Morgan Stanley self-directed brokerage account.	√
F. Morgan Stanley Wealth Management Share Class Conversion Program
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.	√

MFS Global Opportunistic Bond Fund

Financial Intermediary Category V

Eligible Accounts:	Accounts Investing in Shares through a Raymond James Platform or Account Maintained at an Omnibus Level by Raymond James with the Fund

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. In all instances, it is the purchaser's responsibility to notify the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. As described elsewhere in the fund's prospectus or SAI, there is no initial sales charge imposed on purchases of Class A shares pursuant to an Automatic Exchange Plan or purchased by exchange from another MFS fund.

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
A. Investment Advisory Programs
Shares purchased in a Raymond James investment advisory program.	√
B. Dividend and Distribution Reinvestment
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.	√
C. Employees/Registered Representatives of Raymond James
Shares acquired by employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.	√
D. Large Purchases
Breakpoints as described in the fund's prospectus.	√
E. Reinstatement Privilege
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge (also known as "Rights of Reinstatement").	√	√	√	√
F. Raymond James Share Class Conversion Program
A shareholder in the fund's Class C shares will have such Class C shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.	√
G. Death or Disability of Owner
Shares redeemed on account of the death or disability of the account shareholder.		√	√	√
H. Systematic Withdrawals
Systematic withdrawals with respect to up to 10% per year of the account value determined at the time of your first withdrawal under the plan(s) (or January 4, 2016, with respect to Class A shares, whichever is later).		√	√	√
I. Benefit Responsive Waivers for Retirement Accounts
Return of excess contributions from an IRA Account.		√	√	√
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.		√	√	√

MFS Global Opportunistic Bond Fund

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
J. Payment of Raymond James Fees
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.		√	√	√
K. Rights of Accumulation
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial adviser about such assets.	√
L. Letters of Intent
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial adviser about such assets.	√

MFS Global Opportunistic Bond Fund

Financial Intermediary Category VI

Eligible Accounts:	Accounts Maintained at an Omnibus Level by or on behalf of Janney Montgomery Scott LLC with the Fund

Shareholders purchasing fund shares through an account maintained at an omnibus level with the fund by Janney Montgomery Scott LLC ("Janney"), or by a clearing broker or custodian on behalf of Janney, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund's prospectus or SAI. Customers of Janney whose accounts are established directly with the fund are not eligible for these waivers and discounts.

Shareholders remain eligible for volume breakpoints as described in the fund's prospectus or SAI.

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class C CDSC
A. Dividend and Distribution Reinvestment
Shares purchased of the same fund within the MFS fund family through reinvestment of capital gains and dividend distributions.	√
B. Employees/Registered Representatives of Janney
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.	√
C. Reinstatement Privilege
Shares purchased from the proceeds of redemptions within the MFS fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.	√	√	√
D. Transactions Between Share Classes and Funds
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.	√
Shares exchanged into the same share class of another MFS fund.		√	√
E. Death or Disability of Owner
Shares redeemed upon the death or disability of the account shareholder.		√	√
F. Systematic Withdrawals
Systematic withdrawals with respect to up to 10% per year of the account value determined at the time of the shareholder's first withdrawal under the plan(s).		√	√
G. Benefit Responsive Waivers for Retirement Accounts
Return of excess contributions from an IRA Account.		√	√
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations		√	√
H. Retirement Plans
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.	√
I. Payment of Janney Fees
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.		√	√

MFS Global Opportunistic Bond Fund

Description of Certain Investment Programs Eligible for Sales Charge Waivers or Reductions

Right Of Accumulation (ROA). ROA, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of MFS fund family assets held by accounts within the shareholder's household at Janney. Eligible MFS fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets.

Letter of Intent (LOI). LOI, which allow for breakpoint discounts based on anticipated purchases within the MFS fund family over a 13-month time period. Eligible MFS fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial adviser about such assets.

MFS Global Opportunistic Bond Fund

Financial Intermediary Category VII

Eligible Accounts:	Accounts Investing in Shares of the Fund through an Edward Jones Platform or Account Maintained at an Omnibus Level by Edward Jones with the Fund

Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the fund's prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of MFS funds or other facts qualifying the purchaser for breakpoints or waivers.  Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their edibility for these discounts and waivers.

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Fee-Based Programs
Shares purchased in an Edward Jones fee-based program.	√
B. Dividend and Distribution Reinvestment
Shares purchased within the same fund family through reinvestment of capital gains and dividend distributions.	√
C. Associates of Edward Jones
Shares acquired by associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones' policies and procedures.	√
D. Reinstatement Privilege
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met (i) the proceeds are from the sale of shares within 60 days of the purchase; and (ii) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.	√	√	√	√
E. Transactions between Share Classes and Funds
Shares converted from another share class into Class A or Class 529A shares, respectively, of the same fund at the discretion of Edward Jones. Edward Jones will be responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable Class A or Class 529A sales charge as disclosed in the fund's prospectus.	√
Shares converted from Class C or Class 529C into Class A or Class 529A shares, respectively, of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones, but in no event, earlier than the expiration of the applicable Class C or Class 529C CDSC.	√
Shares exchanged from another MFS Fund in an Edward Jones fee-based program.	√	√	√	√
F. Death or Disability of Owner
Shares redeemed on account of the death or disability of the account shareholder or 529 plan account beneficiary.		√	√	√
G. Systematic Withdrawals
Systematic withdrawals with respect to up to 10% per year of the account value determined at the time of the shareholder's first withdrawal under the plan(s).		√	√	√

MFS Global Opportunistic Bond Fund

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
H. Benefit Responsive Waivers for Retirement Accounts
Return of excess contributions from an IRA Account.		√	√	√
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.		√	√	√
I. Payment of Edward Jones Fees
Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones.		√	√	√
J. Large Purchases
Breakpoint amounts as described in the fund's prospectus, subject to the Rights of Accumulation rules described below.	√
K. Minimum Balances
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.		√	√	√
L. 529 Plan Rollover
Purchases of Class 529A shares through a rollover from another 529 plan.	√
M. 529 Plan Recontribution
Purchases of Class 529A shares made for recontribution of refunded amounts.	√

Description of Certain Policies for Sales Charge Waivers or Reductions

Letter Of Intent ("LOI"). A shareholder may pay a reduced or no initial sales charge on purchases of Class A or Class 529A shares if the shareholder intends to invest a specific dollar amount in any class of any MFS fund within a 13-month period. The LOI is determined by calculating the higher of the cost paid by the shareholder or the market value of any existing qualifying holdings (as calculated at the beginning of the 13-month period) in combination with the value that the shareholder intends to purchase over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during the 13-month period will receive the sales charge and breakpoint discount that applies to the total amount.

If the shareholder does not purchase the intended amount within the 13-month period, the shareholder's account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce any sales charge previously paid. The inclusion of investments in the MFS funds held in accounts not maintained by Edward Jones is dependent on the shareholder notifying Edward Jones of such investments at the time of calculation. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Right Of Accumulation ("ROA"). Under the ROA, a shareholder may pay a reduced or no initial sales charge on purchases of Class A or Class 529A shares by aggregating the amount of the shareholder's investment with the shareholder's existing investments in the MFS funds, based on the higher of the cost paid by the shareholder minus redemptions or the current market value of the applicable MFS funds. For purposes of calculating the ROA, the shareholder's account may be grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups") (as determined by Edward Jones under its policies and procedures). For purposes of calculating the ROA, holdings of shares of certain money market funds or shares held in group retirement plans are not taken into account. If grouping assets as a shareholder, the ROA includes all investments of a shareholder in the MFS funds held on the Edward Jones platform and/or held on other platforms. The inclusion of investments in the MFS funds held in accounts not maintained by Edward Jones is dependent on the shareholder notifying Edward Jones of such investments at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

MFS Global Opportunistic Bond Fund

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts. Purchases by shareholders will be subject to a $250 initial purchase minimum and no subsequent purchase minimum.

Minimum Balances. Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following accounts are not subject to this minimum balance policy: (1) a fee-based account held on an Edward Jones platform; (2) a 529 account held on an Edward Jones platform; or (3) an account with an active systematic investment plan or LOI (as defined above).

Changing Share Classes. At any time it deems necessary, Edward Jones has the authority to convert at NAV a shareholder's holdings in a fund to Class A shares or Class 529A shares, as applicable, of the same fund.

MFS Global Opportunistic Bond Fund

Financial Intermediary Category VIII

Eligible Accounts:	Accounts Investing in Shares of the Fund through a D.A. Davidson & Co. Platform or Account Maintained at an Omnibus Level by or on behalf of D.A. Davidson & Co. with the Fund

Shareholders purchasing fund shares, including existing fund shareholders, through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which D.A. Davidson provides trade execution, clearance, and/or custody services, where such account is maintained on an omnibus level with the fund by D.A. Davidson, or by a clearing broker or custodian on behalf of D.A. Davidson, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the fund's prospectus or SAI. Customers of D.A. Davidson whose accounts are established directly with the fund are not eligible for these waivers and discounts.

Shareholders remain eligible for volume breakpoints as described in the fund's prospectus or SAI.

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class C CDSC
A. Dividend and Distribution Reinvestment
Shares purchased within the MFS fund family through systematic reinvestment of capital gains and dividend distributions.	√
B. Employees/Registered Representatives of D.A. Davidson
Shares acquired by employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.	√
C. Reinstatement Privilege
Shares purchased from the proceeds of redeemed shares of the MFS fund family so long as the following conditions are met (i) the repurchase occurs within 90 days following the redemption; (ii) the redemption and purchase occur in the same account; and (iii) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).	√	√	√
D. Transactions between Share Classes and Funds
A shareholder in the fund's Class C shares will have such Class C shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of D.A. Davidson.	√
Shares exchanged into the same share class of another MFS Fund.	√	√	√
E. Death or Disability of Owner
Shares redeemed on account of the death or disability of the account shareholder.		√	√
F. Systematic Withdrawals
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.		√	√
G. Benefit Responsive Waivers for Retirement Accounts
Return of excess contributions from an IRA Account.		√	√
Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on IRS regulations.		√	√

MFS Global Opportunistic Bond Fund

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class C CDSC
H. Rights of Accumulation
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of MFS fund family assets held by accounts within the purchaser's household at D.A. Davidson. Eligible MFS fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial adviser about such assets.	√
I. Letters of Intent
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the MFS fund family over a 13-month time period. Eligible MFS fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial adviser about such assets.	√

MFS Global Opportunistic Bond Fund

Financial Intermediary Category IX

Eligible Accounts:	Accounts Investing in Shares through a Baird Platform or Account Maintained at an Omnibus Level by or on behalf of Baird with the Fund

Shareholders purchasing fund shares through a Baird platform or account maintained at an omnibus level with the fund by Baird, or by a clearing broker or custodian on behalf of Baird, will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund's prospectus or the SAI. Customers of Baird whose accounts are established directly with the fund are not eligible for these waivers and discounts.

Shareholders remain eligible for volume breakpoints as described in the fund's prospectus or SAI.

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class C CDSC
A. Dividend and Distribution Reinvestment
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.	√
B. Employees/Registered Representatives of Baird
Shares acquired by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.	√
C. Reinstatement Privilege
Shares purchased from the proceeds of redemptions from another MFS fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge (also known as "Rights of Reinstatement").	√	√	√
D. Transactions between Share Classes and Funds
A shareholder in the fund's Class C shares will have such Class C shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird.	√
Shares exchanged into the same share class of another MFS Fund.	√	√	√
E. Retirement Plans
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.	√
F. Death or Disability of Owner
Shares redeemed on account of the death or disability of the account shareholder.		√	√
G. Systematic Withdrawals
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.		√	√
H. Benefit Responsive Waivers for Retirement Accounts
Return of excess contributions from an IRA Account.		√	√
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.		√	√

MFS Global Opportunistic Bond Fund

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class C CDSC
I. Payment of Baird Fees
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.		√	√
J. Rights of Accumulation
Rights of Accumulations (ROAs) which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of MFS fund family assets held by accounts within the purchaser’s household at Baird. Eligible MFS fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial adviser about such assets.	√
K. Letters of Intent
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of MFS fund family assets through Baird, over a 13-month period of time.	√

MFS Global Opportunistic Bond Fund

MFS Global Opportunistic Bond Fund

Shareholder Communications with the Board of Trustees. Shareholders may mail written communications to the Board of Trustees to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention: Fund Secretary. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate, and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Global Opportunistic Bond Fund, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated March 30, 2021, as may be amended or supplemented from time to time, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, including current net asset values per share, and make inquiries about the fund, by contacting:

Internet: mfs.com

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

Telephone: 1-800-225-2606

Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The fund’s Investment Company Act file number is 811-4492.

HOW TO CONTACT US

Website mfs.com MFS TALK 1-800-637-8255 24 hours a day	Account service and literature Shareholders 1-800-225-2606 Investment professionals 1-800-343-2829 Retirement plan services 1-800-637-1255	Mailing address MFS Service Center, Inc. P.O. Box 219341 Kansas City, MO 64121-9341 Overnight mail MFS Service Center, Inc. Suite 219341 430 W 7th Street Kansas City, MO 64105-1407